Exhibit 10.74

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AND IS DENOTED HEREIN BY *****

SEVENTH AMENDMENT TO AGREEMENT

THIS SEVENTH AMENDMENT TO AGREEMENT (this “Amendment”) is entered into as of March 7, 2005 by and among Charles & Colvard, Ltd. (Formally C3, Inc.) a North Carolina corporation and John M. Bachman, Inc. (“JMB”).

Statement of Purpose

Charles & Colvard, Ltd. and JMB entered into an Agreement dated September 24, 1997 (the “Agreement”) to formalize the terms upon which JMB will cut moissanite gemstones for Charles & Colvard, a First Amendment to the Agreement dated March 23, 1998 (the “First Amendment”), a Second Amendment to the Agreement dated September 28, 1998 (the “Second Amendment”), and a Third Amendment to the Agreement dated June 16, 1999 (the “Third Amendment”), a Fourth Amendment to the Agreement dated October 5, 1999 (the “Fourth Amendment”), a Fifth Amendment to the Agreement dated December 29, 2000 (the “Fifth Amendment”), a Sixth Amendment to the Agreement dated April 9, 2002.

In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Faceting Machines. JMB currently stores 200 excess custom faceting machines (individually a “Machine” and collectively the “Machines”) which Charles & Colvard, Ltd. owns as described per sixth amendment to agreement dated April 9, 2002. JMB agrees to repurchase the Machines from Charles & Colvard, Ltd. beginning January 1, 2005 as long as Charles & Colvard, Ltd. monthly production stays above ***** pieces (excluding the melee program). The agreed upon purchase price is $300 per Machine or $60,000 in total.

2.

Cutting Charges. Charles & Colvard, Ltd. will pay JMB for moissanite gemstone cutting services at rates as set forth on Exhibit A to the Seventh Amendment. For cutting services provided by JMB, the amount payable to JMB by Charles & Colvard, Ltd. reflected on each invoice will be reduced by ***** or ***** per month (whichever is greater) in the first month beginning January 1, 2005 and shall continue until the aggregate amount of such reductions equals ***** and Charles & Colvard, Ltd. has received full credit against production charges for the amount of the repurchased Machines. For every ***** that the ***** is reduced, title to one of the Machines will transfer from Charles & Colvard, Ltd. to JMB and upon full payment Charles & Colvard, Ltd. will retain no ownership interest in the Machines. Charles &

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AND IS DENOTED HEREIN BY *****

Colvard shall execute such further documents as JMB may request to confirm the transfer of title and ownership of the Machines. In all other respects the cutting charges per Exhibit A to the Seventh Amendment and payment procedures in the Agreement, as amended, are hereby confirmed.

3.	Extension of Term. The initial term of the Agreement will be extended from the date first set forth in the Agreement through December 31, 2006, however, Charles & Colvard, Ltd. may terminate the Agreement at any time with 90 days prior written notice.

4.	Production Procedures: Standards.

a.	The monthly production volumes (in finished pieces) will be at or above ***** pieces per month (excluding the melee program), provided that the production volume may be adjusted by Charles & Colvard, Ltd. throughout the term.

b.	The monthly melee production volumes (in finished pieces) will be at or above ***** pieces per month in addition to the monthly production volume of ***** as referenced in section 4a of this amendment.

c.	In all other respects the production procedures and standards in the agreement, as amended, are hereby confirmed.

5.	Confirmation of Agreement. In all other respects the parties hereto confirm the terms of the Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment. JMB will obtain in writing, and provide to Charles & Colvard, Ltd. the consent of its affiliate to be bound by the terms of this Amendment.

IN WITNESS WHEREOF, each of the parties has executed and delivered this Amendment by its duly authorized officer, as of the date first above written.

Charles & Colvard, Ltd.

By:	/s/ James R. Braun
Name:	James R. Braun
Title:	VP Finance & CFO
Date:	March 7, 2005

John M. Bachman, Inc.

By:	/s/ John M. Bachman
Name:	John M. Bachman
Title:	President
Date:	March 7, 2005

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DENOTED HEREIN BY *****

Exhibit A

Shape	ct. wt.	Size	Price
SRB	0.05	2.5		*****
SRB	0.09	3		*****
SRB	0.14	3.5		*****
SRB	0.21	4		*****
SRB	0.29	4.5		*****
SRB	0.41	5		*****
SRB	0.54	5.5		*****
SRB	0.68	6		*****
SRB	0.88	6.5		*****
SRB	1.10	7		*****
SRB	1.35	7.5		*****
SRB	1.60	8		*****
SRB	1.90	8.5		*****
SRB	2.26	9		*****
SRB	2.72	9.5		*****
SRB	3.08	10		*****
SRB	3.57	10.5		*****
SRB	4.11	11		*****
SRB	4.72	11.5		*****
SRB	5.33	12		*****

Shape	ct. wt.	Size	Price
SBC	0.16	3		*****
SBC	0.24	3.5		*****
SBC	0.37	4		*****
SBC	0.51	4.5		*****
SBC	0.71	5		*****
SBC	0.91	5.5		*****
SBC	1.18	6		*****
SBC	1.50	6.5		*****
SBC	1.88	7		*****
SBC	2.28	7.5		*****
SBC	2.78	8		*****
SBC	3.28	8.5		*****
SBC	3.91	9		*****
SBC	4.62	9.5		*****
SBC	5.29	10		*****
SBC	6.13	10.5		*****
SBC	7.05	11		*****
SBC	8.06	11.5		*****
SBC	9.15	12		*****

RDN	0.10	4		*****
RDN	0.30	5		*****
RDN	0.60	6		*****
RDN	1.04	7		*****
RDN	1.67	8		*****

Charles Colvard, Ltd.-JMB-12-1-04-Seventh Amendment-Exhibit A

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DENOTED HEREIN BY *****

Exhibit A

Shape	ct. wt.	Size	Price
RDN	2.43	9		*****
RDN	3.51	10		*****
RDN	4.79	11		*****
RDN	6.45	12		*****
RDN	8.41	14		*****

Shape	ct. wt.	Size	Price
OCT	0.11	3		*****
OCT	0.17	3.5		*****
OCT	0.25	4		*****
OCT	0.35	4.5		*****
OCT	0.47	5		*****
OCT	0.62	5.5		*****
OCT	0.80	6		*****
OCT	1.02	6.5		*****
OCT	1.26	7		*****
OCT	1.56	7.5		*****
OCT	1.82	8		*****
OCT	2.19	8.5		*****
OCT	2.58	9		*****
OCT	3.05	9.5		*****
OCT	3.57	10		*****
OCT	4.13	10.5		*****
OCT	4.75	11		*****
OCT	5.43	11.5		*****
OCT	6.17	12		*****

Shape	ct. wt.	Size	Price
BAG	0.02	3		*****
BAG	0.04	3.5		*****
BAG	0.09	4		*****
BAG	0.16	4.5		*****
BAG	0.18	5		*****
BAG	0.22	5.5		*****
BAG	0.28	6		*****

TRI	0.09	3		*****
TRI	0.14	3.5		*****
TRI	0.21	4		*****
TRI	0.30	4.5		*****
TRI	0.40	5		*****
TRI	0.52	5.5		*****
TRI	0.67	6		*****
TRI	0.83	6.5		*****
TRI	1.06	7		*****
TRI	1.28	7.5		*****

Charles Colvard, Ltd.-JMB-12-1-04-Seventh Amendment-Exhibit A

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DENOTED HEREIN BY *****

Exhibit A

Shape	ct. wt.	Size	Price
TRI	1.48	8		*****
TRI	1.79	8.5		*****

Shape	ct. wt.	Size	Price
TRL	0.08	3		*****
TRL	0.13	3.5		*****
TRL	0.18	4		*****
TRL	0.27	4.5		*****
TRL	0.36	5		*****
TRL	0.47	5.5		*****
TRL	0.61	6		*****
TRL	0.74	6.5		*****
TRL	0.94	7		*****
TRL	1.16	7.5		*****
TRL	1.44	8		*****
TRL	1.66	8.5		*****
TRL	2.17	9		*****
TRL	2.42	9.5		*****
TRL	2.81	10		*****
TRL	3.34	10.5		*****
TRL	3.84	11		*****
TRL	4.38	11.5		*****
TRL	5.11	12		*****

Shape	ct. wt.	Size	Price
MRQ	0.06	4		*****
MRQ	0.12	5		*****
MRQ	0.21	6		*****
MRQ	0.32	7		*****
MRQ	0.47	8		*****
MRQ	0.67	9		*****
MRQ	0.90	10		*****
MRQ	1.26	11		*****
MRQ	1.58	12		*****
MRQ	1.98	13		*****
MRQ	2.48	14		*****
MRQ	2.98	15		*****
MRQ	3.63	16		*****
MRQ	4.53	17		*****
MRQ	5.10	18		*****
MRQ	6.09	19		*****
MRQ	6.99	20		*****
MRQ	7.86	21		*****

Charles Colvard, Ltd.-JMB-12-1-04-Seventh Amendment-Exhibit A

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DENOTED HEREIN BY *****

Exhibit A

Shape	ct. wt.	Size	Price
BagT		3		*****
BagT		3.5		*****
BagT		4		*****
BagT		4.5		*****
BagT		5		*****
BagT		5.5		*****
BagT		6		*****

Shape	ct. wt.	Size	Price
CSH	0.12	3		*****
CSH	0.19	3.5		*****
CSH	0.30	4		*****
CSH	0.42	4.5		*****
CSH	0.56	5		*****
CSH	0.75	5.5		*****
CSH	0.95	6		*****
CSH	1.21	6.5		*****
CSH	1.49	7		*****
CSH	1.80	7.5		*****
CSH	2.15	8		*****
CSH	2.54	8.5		*****
CSH	2.98	9		*****
CSH	3.74	9.5		*****
CSH	4.18	10		*****
CSH	4.99	10.5		*****
CSH	5.73	11		*****
CSH	6.55	11.5		*****
CSH	7.01	12		*****

CAS	0.09	3		*****
CAS	0.15	3.5		*****
CAS	0.21	4		*****
CAS	0.30	4.5		*****
CAS	0.40	5		*****
CAS	0.52	5.5		*****
CAS	0.69	6		*****
CAS	0.88	6.5		*****
CAS	1.09	7		*****
CAS	1.33	7.5		*****
CAS	1.61	8		*****

Shape	ct. wt.	Size	Price
OVL	0.09	4		*****
OVL	0.23	5		*****
OVL	0.43	6		*****
OVL	0.83	7		*****

Charles Colvard, Ltd.-JMB-12-1-04-Seventh Amendment-Exhibit A

REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS

DENOTED HEREIN BY *****

Exhibit A

Shape	ct. wt.	Size	Price
OVL	1.33	8		*****
OVL	1.91	9		*****
OVL	2.72	10		*****
OVL	3.74	11		*****

Shape	ct. wt.	Size	Price
PER	0.38	5		*****
PER	0.39	6		*****
PER	0.69	7		*****
PER	0.76	7.5		*****
PER	0.85	8		*****
PER	1.33	9		*****
PER	1.93	10		*****
PER	2.33	11		*****

Shape	ct. wt.	Size	Price
HRT	0.08	3		*****
HRT	0.14	3.5		*****
HRT	0.21	4		*****
HRT	0.30	4.5		*****
HRT	0.42	5		*****
HRT	0.54	5.5		*****
HRT	0.70	6		*****
HRT	0.86	6.5		*****
HRT	1.10	7		*****
HRT	1.32	7.5		*****
HRT	1.61	8		*****
HRT	1.97	8.5		*****
HRT	2.43	9		*****
HRT	2.83	9.5		*****
HRT	3.30	10		*****
HRT	3.74	10.5		*****
HRT	4.30	11		*****
HRT	4.91	11.5		*****
HRT	5.58	12		*****

Charles Colvard, Ltd.-JMB-12-1-04-Seventh Amendment-Exhibit A